UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2020

SENSATA TECHNOLOGIES HOLDING PLC

(Exact name of Registrant as specified in its charter)

England and Wales	001-34652	98-1386780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Interface House, Interface Business Park, Bincknoll Lane

Royal Wootton Bassett, Swindon SN4 8SY, United Kingdom

529 Pleasant Street

Attleboro, Massachusetts 02703, United States

(Address of Principal executive offices, including Zip Code)

+1(508) 236 3800

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary Shares - nominal value €0.01 per share	ST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 3, 2020, Sensata Technologies Holding plc (the “Company”) issued a press release announcing that its indirect, wholly owned subsidiary, Sensata Technologies, Inc. (the “Issuer”), intended to offer, subject to market and other customary conditions, $750.0 million in aggregate principal amount of senior notes due 2031 in a private offering that is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Subsequently, on August 3, 2020, the Company issued a press release announcing that the Issuer had priced $750.0 million in aggregate principal amount of 3.750% senior notes due 2031 (the “Notes”) at par. The closing of the offering is expected to occur on August 17, 2020, subject to customary closing conditions.

The Notes and the related guarantees will be offered only to persons reasonably believed to be “qualified institutional buyers” in reliance on the exemption from registration pursuant to Rule 144A under the Securities Act and to persons outside the United States in compliance with Regulation S under the Securities Act. The Notes and the related guarantees have not been registered under the Securities Act or the securities laws of any other state or jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities or blue sky laws and foreign securities laws. This Current Report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation, or sale in any jurisdiction in which such offer, solicitation, or sale would be unlawful.

Copies of the press releases announcing the offering and pricing of the Notes are filed herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	August 3, 2020 press release entitled “Sensata Technologies Holding plc Announces Offering of $750 Million of Senior Notes by Sensata Technologies, Inc.”
99.2	August 3, 2020 press release entitled “Sensata Technologies Holding plc Announces Pricing of $750 Million of Senior Notes by Sensata Technologies, Inc.”
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING PLC

/s/ Maria Freve
Date: August 3, 2020	Name: Maria Freve
Title: Vice President and Chief Accounting Officer